Exhibit 21

COPART, INC. SUBSIDIARIES

COPART OF WASHINGTON, INC.
State of incorporation	Washington
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

HOUSTON COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP

Limited partnership

Texas

Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF HOUSTON, INC.

General Partner

Texas

Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART–HOUSTON, INC.
State of incorporation	California
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

DALLAS COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP
Limited Partnership	Texas
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART-DALLAS, INC.
State of incorporation	California
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TEXAS, INC.

General Partner

Texas

Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF KANSAS, INC.
State of incorporation	Kansas
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF OKLAHOMA, INC.
State of incorporation	Oklahoma
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF MISSOURI, INC.
State of incorporation	Missouri
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF ARKANSAS, INC.
State of incorporation	Arkansas
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF CONNECTICUT, INC.

State of incorporation

Connecticut

Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART SALVAGE AUTO AUCTIONS, INC.
State of incorporation	Florida
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF ARIZONA, INC.
State of incorporation	Arizona
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF LOUISIANA, INC.
State of incorporation	Louisiana
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TENNESSEE, INC.
State of incorporation	Tennessee
Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

CPRT LAND HOLDINGS, INC.
State of incorporation	California

CPRT LAND HOLDINGS, INC.
State of incorporation	Florida

COPART LAND HOLDING, LLC
Limited Liability Company	Maryland

COPART LAND HOLDINGS, LLC
Limited Liability Company	Connecticut

COPARTFINDER

State of incorporation	California

COPART CREDIT ACCEPTANCE CORP

State of incorporation	California

MOTORS AUCTION GROUP, INC.

State of incorporation

Delaware

Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions

GREATER PITTSBURGH AUTO AUCTION, INC.

State of incorporation

Pennsylvania

Doing business as	Copart Salvage Auto Auctions
Copart Auto Auctions